(2)(j)(3)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED

ISS PROXY VOTING FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND	ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING CORPORATE LEADERS TRUST FUND ING Corporate Leaders Trust Fund — Series A	ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING Corporate Leaders Trust Fund — Series B
ING INVESTORS TRUST
ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND	ING American Funds Asset Allocation Portfolio(2) ING American Funds Bond Portfolio(2)
ING American Funds Global Growth and Income Portfolio(2)
ING EQUITY TRUST	ING American Funds Growth Portfolio(2)
ING Equity Dividend Fund ING Growth Opportunities Fund	ING American Funds International Growth and Income Portfolio(2)
ING MidCap Opportunities Fund	ING American Funds International Portfolio(2)
ING Mid Cap Value Fund	ING American Funds World Allocation Portfolio(2)
ING Real Estate Fund	ING Artio Foreign Portfolio(1)
ING SmallCap Opportunities Fund	ING BlackRock Health Sciences Opportunities Portfolio(1)
ING Value Choice Fund	ING BlackRock Inflation Protected Bond Portfolio
ING BlackRock Large Cap Growth Portfolio(1)
ING FUNDS TRUST	ING Clarion Global Real Estate Portfolio
ING Floating Rate Fund	ING Clarion Real Estate Portfolio
ING GNMA Income Fund	ING DFA Global Allocation Portfolio(2)
ING High Yield Bond Fund	ING DFA World Equity Portfolio(2)
ING Intermediate Bond Fund	ING FMRSM Diversified Mid Cap Portfolio(1)
ING Franklin Income Portfolio
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	ING Franklin Mutual Shares Portfolio(1), (2) ING Franklin Templeton Founding Strategy Portfolio(2)

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of ISS Fees allocated to the Fund under the Agreement shall be borne directly by Directed Services LLC as provided in the Management Agreement.

(2)          As a (1) money market fund (“Money Market Fund”), (2) Fund of Funds, (3) Feeder Fund, or (4) Sub-Adviser-Voted Series, as defined in the Funds’ proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

ING Global Resources Portfolio(1)	ING Global Bond Fund
ING Goldman Sachs Commodity Strategy Portfolio	ING Global Equity Dividend Fund
ING Invesco Van Kampen Growth and Income Portfolio(1)	ING Global Natural Resources Fund
ING JPMorgan Emerging Markets Equity Portfolio(1)	ING Global Opportunities Fund
ING JPMorgan Small Cap Core Equity Portfolio(1)	ING Global Real Estate Fund
ING Large Cap Growth Portfolio	ING Global Value Choice Fund
ING Large Cap Value Portfolio	ING Greater China Fund
ING Limited Maturity Bond Portfolio(1)	ING Index Plus International Equity Fund
ING Liquid Assets Portfolio(1), (2)	ING International Core Fund
ING Marsico Growth Portfolio(1)	ING International Growth Fund
ING MFS Total Return Portfolio(1)	ING International Real Estate Fund
ING MFS Utilities Portfolio	ING International Small Cap Fund
ING Morgan Stanley Global Franchise Portfolio(1)	ING International Value Choice Fund
ING Oppenheimer Active Allocation Portfolio(2)	ING Russia Fund
ING PIMCO High Yield Portfolio(1)
ING PIMCO Total Return Bond Portfolio(1)	ING PARTNERS, INC.
ING Pioneer Fund Portfolio(1)	ING American Century Small-Mid Cap Value Portfolio
ING Pioneer Mid Cap Value Portfolio(1)	ING Baron Small Cap Growth Portfolio
ING Retirement Conservative Portfolio(2)	ING Columbia Small Cap Value II Portfolio
ING Retirement Growth Portfolio(2)	ING Davis New York Venture Portfolio
ING Retirement Moderate Growth Portfolio(2)	ING Fidelity® VIP Contrafund® Portfolio(2)
ING Retirement Moderate Portfolio(2)	ING Fidelity® VIP Equity-Income Portfolio(2)
ING T. Rowe Price Capital Appreciation Portfolio(1)	ING Fidelity® VIP Mid Cap Portfolio(2)
ING T. Rowe Price Equity Income Portfolio(1)	ING Global Bond Portfolio
ING T. Rowe Price International Stock Portfolio	ING Index Solution 2015 Portfolio(2)
ING Templeton Global Growth Portfolio(1)	ING Index Solution 2020 Portfolio(2)
ING U.S. Stock Index Portfolio(1)	ING Index Solution 2025 Portfolio(2)
ING Index Solution 2030 Portfolio(2)
ING MAYFLOWER TRUST	ING Index Solution 2035 Portfolio(2)
ING International Value Fund	ING Index Solution 2040 Portfolio(2)
ING Index Solution 2045 Portfolio(2)
ING MUTUAL FUNDS	ING Index Solution 2050 Portfolio(2)
ING Diversified International Fund(2)	ING Index Solution 2055 Portfolio(2)
ING Emerging Countries Fund	ING Index Solution Income Portfolio(2)
ING Emerging Markets Equity Fund	ING Invesco Van Kampen Comstock Portfolio
ING Invesco Van Kampen Equity and Income Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING Oppenheimer Global Portfolio

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of ISS Fees allocated to the Fund under the Agreement shall be borne directly by Directed Services LLC as provided in the Management Agreement.

(2)          As a (1) money market fund (“Money Market Fund”), (2) Fund of Funds, (3) Feeder Fund, or (4) Sub-Adviser-Voted Series, as defined in the Funds’ proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

ING PIMCO Total Return Portfolio	ING GET U.S. Core Portfolio — Series 14
ING Pioneer High Yield Portfolio
ING Solution 2015 Portfolio(2)	ING VARIABLE PRODUCTS TRUST
ING Solution 2020 Portfolio(2)	ING International Value Portfolio
ING Solution 2025 Portfolio(2)	ING MidCap Opportunities Portfolio
ING Solution 2030 Portfolio(2)	ING SmallCap Opportunities Portfolio
ING Solution 2035 Portfolio(2)
ING Solution 2040 Portfolio(2)	ING BALANCED PORTFOLIO, INC.
ING Solution 2045 Portfolio(2)	ING Balanced Portfolio
ING Solution 2050 Portfolio(2)
ING Solution 2055 Portfolio(2)	ING INTERMEDIATE BOND PORTFOLIO
ING Solution Aggressive Growth Portfolio(2)
ING Solution Conservative Portfolio(2)	ING MONEY MARKET PORTFOLIO(2)
ING Solution Growth Portfolio(2)
ING Solution Income Portfolio(2)	ING SERIES FUND, INC.
ING Solution Moderate Portfolio(2)	ING Alternative Beta Fund
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING Capital Allocation Fund(2)
ING T. Rowe Price Growth Equity Portfolio	ING Core Equity Research Fund
ING Templeton Foreign Equity Portfolio	ING Corporate Leaders 100 Fund
ING Thornburg Value Portfolio	ING Global Target Payment Fund(2)
ING UBS U.S. Large Cap Equity Portfolio	ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING PRIME RATE TRUST	ING Index Plus SmallCap Fund
ING Large Cap Growth Fund
ING RISK MANAGED NATURAL RESOURCES FUND	ING Money Market Fund(2)
ING Small Company Fund
ING SENIOR INCOME FUND
ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING SEPARATE PORTFOLIOS TRUST	ING Strategic Allocation Conservative Portfolio(2)
ING SPorts Core Fixed Income Fund	ING Strategic Allocation Growth Portfolio(2)
ING Strategic Allocation Moderate Portfolio(2)
ING VARIABLE INSURANCE TRUST
ING GET U.S. Core Portfolio — Series 8	ING VARIABLE FUNDS
ING GET U.S. Core Portfolio — Series 9	ING Growth and Income Portfolio
ING GET U.S. Core Portfolio — Series 10
ING GET U.S. Core Portfolio — Series 11	ING VARIABLE PORTFOLIOS, INC.
ING GET U.S. Core Portfolio — Series 12	ING Australia Index Portfolio
ING GET U.S. Core Portfolio — Series 13	ING BlackRock Science and Technology Opportunities Portfolio

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of ISS Fees allocated to the Fund under the Agreement shall be borne directly by Directed Services LLC as provided in the Management Agreement.

(2)          As a (1) money market fund (“Money Market Fund”), (2) Fund of Funds, (3) Feeder Fund, or (4) Sub-Adviser-Voted Series, as defined in the Funds’ proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

ING Emerging Markets Index Portfolio
ING Euro STOXX 50® Index Portfolio
ING FTSE 100 Index® Portfolio
ING Hang Seng Index Portfolio
ING Index Plus LargeCap Portfolio
ING Index Plus MidCap Portfolio
ING Index Plus SmallCap Portfolio
ING International Index Portfolio
ING Japan TOPIX Index® Portfolio
ING RussellTM Large Cap Growth Index Portfolio
ING RussellTM Large Cap Index Portfolio
ING RussellTM Large Cap Value Index Portfolio
ING RussellTM Mid Cap Growth Index Portfolio
ING RussellTM Mid Cap Index Portfolio
ING RussellTM Small Cap Index Portfolio
ING Small Company Portfolio
ING U.S. Bond Index Portfolio
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of ISS Fees allocated to the Fund under the Agreement shall be borne directly by Directed Services LLC as provided in the Management Agreement.

(2)          As a (1) money market fund (“Money Market Fund”), (2) Fund of Funds, (3) Feeder Fund, or (4) Sub-Adviser-Voted Series, as defined in the Funds’ proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.